UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 11, 2005

Date of Report
(Date of earliest event reported)

MAIN STREET RESTAURANT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-18668	11-2948370
(Commission File Number)	(IRS Employer Identification Number)

5050 N. 40TH STREET, SUITE 200

PHOENIX, ARIZONA

85018

(Address of Principal Executive Offices)  (Zip Code)

(602) 852-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 11, 2005, the Company received a letter from John C. Metz, a director of Main Street Restaurant Group, Inc. (the “Company”) whose term expires at the 2005 annual stockholders’ meeting (the “Annual Meeting”), informing the Company that he will not stand for re-election to the Board of Directors at the Annual Meeting because of commitments to his other business interests.  Mr. Metz will continue as a director and a member of the Audit Committee and the Compensation Committee for the remainder of his term.  The Company would like to thank Mr. Metz for his participation and service to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET RESTAURANT GROUP, INC.

Date:	April 13, 2005	By:	/s/ William G. Shrader
William G. Shrader
Chief Executive Officer and President